LONG-TERM INVESTMENTS, NET - Long term investments (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
LONG-TERM INVESTMENTS, NET
Equity investments without readily determinable fair values	¥ 17,137	$ 2,485	¥ 17,137
Equity method investments	223,457	32,398	79,506
Available-for-sale debt investments	1,600	232	1,600
Long term investments	¥ 242,194	$ 35,115	¥ 98,243